OREGON SUPPLEMENT DATED OCTOBER 16, 1995
                       TO PROSPECTUS DATED MAY 1, 1995 FOR

               THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT
                          Discovery(sm) Plus Contracts

The Contract is purchased by making an initial purchase payment of at least $10,000. No subsequent purchase payments (after the initial purchase payment) may be made under Contracts issued on or after April 12, 1995 in the state of Oregon.


ORSUP-1 Ed. 10-95  Catalog No. 64M614F